NAI Puget Sound Properties
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NAI Puget Sound Properties
11235 SE 6th Street, Suite 130
Bellevue, WA 98004
Phone: (425) 586-5600
Fax: (425) 455-9138

SUBLEASE AGREEMENT

CBA Text Disclaimer: Text deleted by licensee indicated by strike.
New text inserted by licensee indicated by small capital letters.

THIS SUBLEASE AGREEMENT (the "Sublease") is entered into this 27th day of April, 2009, between Compleat Sportswear, Inc. a Washington Corporation ("Tenant"), and Michael Grabham dba The Finish Company ("Subtenant"). Tenant entered into a lease (the "Master Lease") with Pacific Georgetown Center, LLC a Washington Limited Liability Co. as landlord ("Landlord"), dated January 2, 2003, leasing the premises legally described on the attached Exhibit 1 ("Master Premises"). A copy of the Master Lease, including all amendments, is attached as Exhibit 2. Tenant and Subtenant agree as follows:

1. SUBLEASE SUMMARY.

a. **Subleased Premises**. Tenant leases to Subtenant and Subtenant leases from Tenant that portion of the Master Premises consisting of an agreed area of 450 total rentable square feet of area on the 1st and 2nd floor(s) of the Master Premises, outlined on the floor plan attached as Exhibit 3 (the "Subleased Premises").

b. **Sublease Commencement Date**. The Sublease shall commence on April 27, 2009 or such earlier or later date as provided in Section 3 (the "Sublease Commencement Date").

c. **Sublease Termination Date**. The Sublease shall terminate at midnight on April 26, 2010 or one day prior to the termination date of the Master Lease, whichever is earlier, unless sooner terminated in accordance with the terms of this Sublease (the "Sublease Termination Date").

d. **Base Rent**. Subtenant shall pay to Tenant ~~base~~ monthly rent (**check one**) ☒ of $ 550.00 gross, or ☐ according to the Rent Rider attached hereto. Rent shall be payable at Tenant's address shown below, or such other place designated in writing by Tenant. *THE TERM "GROSS" SHALL MEAN ALL RENT, INCLUDING ALL UTILITIES AND OPERATING EXPENSES, BUT NOT INCLUDING PHONES, DATA SERVICES OR JANITORIAL.*

e. **Prepaid Rent**. Upon execution of this Sublease, Subtenant shall deliver to Tenant the sum of $550.00 as prepaid rent, to be applied to the Rent due for the first month(s) of the Sublease.

f. **Security Deposit**. Upon execution of this Sublease, Subtenant shall deliver to Tenant a security deposit in the amount of $0.00 to be held as a security deposit pursuant to Section 5 below. The security deposit shall be in the form of (check one): ☐ cash, or ☐ letter of credit according to the Letter of Credit Rider attached hereto.

g. **Permitted Use**. The Subleased Premises shall be used only for office and storage as approved by Landlord (the Subtenant is a carpentry, tile and painting company) and for no other purpose without the prior written consent of Tenant.

h. **Notice and Payment Addresses**:

Tenant: Compleat Sportswear c/o Mathew Mason 6363-7th Ave. S., Suite 222 Seattle, WA 98108

Phone: 206-405-1600 Fax: ____

SUBLEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

Subtenant: Michael Grabham 337-25th Ave. E, Seattle, WA 98112 ______

Phone: 206-354-8751 Fax: ______

i. **Subtenant's Sublease Share**. Subtenant's Sublease Share of any operating costs, additional rent, or other amounts payable by Tenant under the Master Lease is _____% of such amounts, based upon the ratio of the agreed rentable area of the Subleased Premises to the agreed rentable area of the Master Premises

2. PREMISES.

a. Lease of Premises. Tenant leases to Subtenant, and Subtenant leases from Tenant the Subleased Premises upon the terms specified in this Sublease.

b. **Acceptance of Premises.** Except as specified elsewhere in this Sublease, Tenant makes no representations or warranties to Subtenant regarding the Subleased Premises, including the structural condition of the Subleased Premises and the condition of all mechanical, electrical, and other systems on the Subleased Premises. Except for any tenant improvements described on attached Exhibit 4 to be completed by Tenant, Subtenant shall be responsible for performing any work necessary to bring the Subleased Premises into condition satisfactory to Subtenant. By signing this Sublease, Subtenant acknowledges that it has had adequate opportunity to investigate the Subleased Premises, acknowledges responsibility for making any corrections, alterations and repairs to the Subleased Premises (other than the Tenant's work in Exhibit 4), and acknowledges that the time needed to complete any such items shall not delay the Sublease Commencement Date.

c. **Tenant Improvements.** Attached Exhibit 4 sets forth all work to be completed by Tenant, if any, and all tenant improvements to be completed by Subtenant, which is to be performed on the Subleased Premises. Responsibilities for design, payment and performance of all such work shall be as set forth on attached Exhibit 4.

3. TERM.

a. **Sublease Commencement Date**. Subtenant acknowledges that Tenant may need to receive Landlord's consent to this Sublease as provided in Section 21 below prior to Subtenant occupying the Subleased Premises, and Subtenant shall not occupy the Subleased Premises without the prior written consent of Tenant. If Subtenant occupies the Subleased Premises before the Sublease Commencement Date specified in Section 1(b), then such date of occupancy shall be the Sublease Commencement Date. If Tenant acts diligently to make the Subleased Premises available to Subtenant, neither Tenant nor any agent or employee of Tenant shall be liable for any damage or loss due to Tenant's inability or failure to deliver possession of the Premises to Subtenant as provided in this Sublease. In such case, the rent shall abate until delivery of possession, but the Sublease Termination Date shall not be extended by such delay. Notwithstanding the foregoing, if Tenant has not delivered possession to Subtenant within _____ days

SUBLEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

(sixty (60) days if not filled in) after the date specified in Section 1(b), Subtenant may elect to cancel this Sublease by giving written notice to Tenant within 10 days after such time period ends. If Subtenant gives such notice, this Sublease shall be canceled, all prepaid rent and security deposits shall be refunded to Subtenant, and neither Tenant nor Subtenant shall have any further obligations to the other.

4. RENT.

a. Payment of Rent. Subtenant shall pay Tenant without demand, deduction or offset, in lawful money of the United States, the monthly rental stated in Section 1(d) in advance on or before the first day of each month during the Sublease Term beginning on (check one):
☒ the Sublease Commencement Date, or ☐ _____ (specify, but if no date specified, then on the Sublease Commencement Date), and any other additional payments due to Tenant (collectively the "Rent") when required under this Sublease. Payments for any partial month at the beginning or end of the Sublease term shall be prorated. All payments due to Tenant under this Sublease, including late fees and interest, shall be rent, and upon failure of Subtenant to pay any such costs, charges or expenses, Tenant shall have the same rights and remedies as otherwise provided in this Sublease for the failure of Subtenant to pay rent.

b. Late Charges; Default Interest. If any sums payable by Subtenant to Tenant under this Sublease are not received within five (5) days of their due date, Subtenant shall pay Tenant in addition to the amount due, for the cost of collecting and handling such late payment, an amount equal to the sum which would be payable by Tenant to the Landlord for an equivalent default under the Master Lease or 5% of the delinquent amount, whichever is greater. In addition, all delinquent sums not paid by Subtenant within five (5) days of the due date shall, at Tenant's option, bear interest at the rate the Tenant would pay the Landlord under the Master Lease for an equivalent default or the highest rate of interest allowable by law, whichever is less. Interest on all delinquent amounts shall be calculated from the original due date to the date of payment.

c. Less Than Full Payment. Tenant's acceptance of less than the full amount of any payment due from Subtenant shall not be deemed an accord and satisfaction or compromise of such payment unless Tenant specifically consents in writing to payment of such lesser sum as an accord and satisfaction or compromise of the amount which Tenant claims.

5. SECURITY DEPOSIT. Upon execution of this Sublease, Subtenant shall deliver to Tenant the security deposit specified in Section 1(f) above. Tenant's obligations with respect to the security deposit are those of a debtor and not of a trustee, and Tenant may commingle the security deposit with its other funds. If Subtenant breaches any covenant or condition of this Sublease, including but not limited to the payment of Rent, Tenant may apply all or any part of the security deposit to the payment of any sum in default and any damage suffered by Tenant as a result of Subtenant's breach, it being expressly understood that the security deposit shall not be considered as a measure of Subtenant's damages in case of default by Subtenant. In such event, Subtenant shall, within five (5) days after written demand therefore by Tenant, deposit with Tenant the amount so applied. Any payment to Tenant from the security deposit shall not be

NAI Puget Sound Properties
11235 SE 6th Street, Suite 130
Bellevue, WA 98004
Phone: (425) 586-5600
Fax: (425) 455-9138

SUBLEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

construed as a payment of liquidated damages for any default. If Subtenant complies with all of the covenants and conditions of this Sublease throughout the Sublease term, the security deposit shall be repaid to Subtenant without interest within thirty (30) days after the surrender of the Subleased Premises by Subtenant in the condition required hereunder.

6. **MASTER LEASE**. Tenant represents to Subtenant: (a) that Tenant has delivered to Subtenant a full and complete copy of the Master Lease and all other agreements between Landlord and Tenant relating to the leasing, use, and occupancy of the Subleased Premises (which may contain redacted business terms) and (b) that Tenant has received no uncured default notice from Landlord under the Master Lease. Tenant shall not agree to an amendment to the Master Lease which would have an adverse effect on Tenant's occupancy of the Subleased Premises or its use of the Subleased Premises for their intended purpose, without obtaining Subtenant's prior written approval, which shall not be unreasonably withheld, conditioned, or delayed. Subtenant represents that it has read and is familiar with the terms of the Master Lease.

This Sublease is subject and subordinate to the Master Lease. If the Master Lease terminates, this Sublease shall terminate. Tenant and Subtenant shall not, by their omission or act, do nor permit anything to be done which would cause a default under the Master Lease. If the Master Lease terminates or is forfeited as a result of a default or breach by Tenant or Subtenant under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the non-defaulting party for the damage suffered as a result of such termination or forfeiture. Tenant shall exercise due diligence in attempting to cause Landlord to perform its obligations under the Master Lease for the benefit of the Subtenant.

All the terms, covenants and conditions contained in the Master Lease are incorporated into and made a part of this Sublease as if Tenant were the landlord under the Master Lease, the Subtenant were the tenant under the Master Lease, and the Subleased Premises were the Master Premises except as may be inconsistent with the terms contained in this Sublease and the following : The Subtenant shall not park any vehicles on the property (none if not specified).

7. **ADDITIONAL CHARGES**. If Tenant shall be charged for additional rent or other sums pursuant to the provisions of the Master Lease, Subtenant shall be liable for its Sublease Share, stated in Section 1(i) above, of such additional rent or sums, including without limitation, payments for taxes, common area maintenance charges, or operating expenses. If any such rent or sums shall be due to excessive use by Subtenant of utilities or services provided to the Subleased Premises, as reasonably determined by Tenant, such excess shall be paid in its entirety by Subtenant. If Subtenant shall procure any additional service for the Subleased Premises, including but not limited to after-hour HVAC services, Subtenant shall pay for same at the rates charged by Landlord and shall make such payment to Tenant or Landlord, as Tenant shall direct. Tenant shall have no duty to perform any obligations which are, by their nature, the obligation of an owner or manager of real property. Any rent or other sums payable by Subtenant under this Section shall be additional rent and paid to Tenant no later than five (5) days before they are due from Tenant to Landlord. If Tenant shall receive any refund for additional rent or sums paid under the Master Lease, Subtenant shall be entitled to the return of so much thereof as shall be attributable to prior payments by Subtenant. Tenant shall, upon request by Subtenant, furnish Subtenant with copies of all statements submitted by Landlord of actual or estimated additional rent or sums.

NAI Puget Sound Properties
11235 SE 6th Street, Suite 130
Bellevue, WA 98004
Phone: (425) 586-5600
Fax: (425) 455-9138

SUBLEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

Notwithstanding anything herein contained, the only services or utilities to which Subtenant is entitled under this Sublease are those to which Tenant is entitled under the Master Lease.

8. **ALTERATIONS**. Subtenant may make alterations, additions or improvements to the Subleased Premises, including any of Subtenant's work identified on attached Exhibit 4 ("Alterations"), with the prior written consent of Tenant. The term "Alterations" shall not include the installation of shelves, movable partitions, Subtenant's equipment, and trade fixtures which may be performed without damaging existing improvements or the structural integrity of the Subleased Premises, and Tenant's consent shall not be required for Subtenant's installation of those items except to the extent Tenant must obtain the consent of Landlord under the Master Lease for such installations. Subtenant shall perform all work within the Subleased Premises at Subtenant's expense in compliance with all applicable laws and shall complete all Alterations in accordance with plans and specifications approved by Tenant, using contractors approved by Tenant, and in a manner so as to not unreasonably interfere with other tenants. Subtenant shall pay, when due, all claims for labor or materials furnished to or for Subtenant at or for use in the Subleased Premises, which claims are or may be secured by any mechanics' or materialmens' liens against the Subleased Premises or any interest therein. Tenant shall be deemed the owner of all Alterations except for those which Tenant requires to be removed at the end of the Sublease term. Subtenant shall remove all Alterations at the end of the Sublease term unless Tenant conditioned its consent upon Subtenant leaving a specified Alteration at the Subleased Premises, in which case Subtenant shall not remove such Alteration. Subtenant shall immediately repair any damage to the Subleased Premises caused by removal of Alterations.

9. **REPAIRS AND MAINTENANCE**. Subtenant shall, at its sole expense, maintain the Subleased Premises in good condition and promptly make all repairs and replacements, whether structural or non-structural, necessary to keep the Subleased Premises safe and in good condition, including all utilities and other systems serving the Subleased Premises. Subtenant shall not damage any demising wall or disturb the structural integrity of the Subleased Premises and shall promptly repair any damage or injury done to any such demising walls or structural elements caused by Subtenant or its employees, agents, contractors, or invitees. If Subtenant fails to maintain or repair the Subleased Premises, Tenant may enter the Subleased Premises and perform such repair or maintenance on behalf of Subtenant. In such case, Subtenant shall be obligated to pay to Tenant immediately upon receipt of demand for payment, as additional Rent, all costs incurred by Tenant. Tenant shall only be obligated to repair or maintain those portions of the Subleased Premises as provided in the Master Lease. Tenant shall not be required to perform changes to the Subleased Premises because of the enactment of any law, ordinance, regulation or code during the Sublease term. Notwithstanding anything in this Section to the contrary, Subtenant shall not be responsible for any repairs to the Subleased Premises made necessary by the acts of Tenant, Landlord or their agents, employees, contractors or invitees.

Upon expiration of the Subleased Lease term, whether by lapse of time or otherwise, Subtenant shall promptly and peacefully surrender the Subleased Premises, together with all keys, to Tenant in as good condition as when received by Subtenant or as thereafter improved, reasonable wear and tear and insured casualty excepted.

10. **ACCESS AND RIGHT OF ENTRY**. After reasonable notice from Tenant (except in cases of emergency, where no notice is required), Subtenant shall permit Tenant and/or Landlord and their agents, employees and contractors to enter the Subleased Premises at all reasonable times to

NAI Puget Sound Properties
11235 SE 6th Street, Suite 130
Bellevue, WA 98004
Phone: (425) 586-5600
Fax: (425) 455-9138

SUBLEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

make repairs, alterations, improvements or inspections. This Section shall not impose any repair or other obligation upon Tenant not expressly stated elsewhere in this Sublease. After reasonable notice to Subtenant, Tenant and/or Landlord shall have the right to enter the Subleased Premises for the purpose of showing the Subleased Premises to prospective purchasers or lenders at any time, and to prospective tenants within one hundred eighty (180) days prior to the expiration or sooner termination of the Sublease term.

11. **DESTRUCTION OR CONDEMNATION.**

a. **Damage and Repair**. If Landlord or Tenant terminate the Master Lease based on casualty to the property in accordance with the Master Lease, this Sublease shall terminate on the same date. If the Subleased Premises or the portion of the property necessary for Subtenant's occupancy are damaged, destroyed or rendered untenantable, by fire or other casualty, Tenant may, at its option: (a) terminate this Sublease, or (b) restore (or cause Landlord to restore) the Subleased Premises and the portion of the property necessary for Subtenant's occupancy to their previous condition. Provided, however, if such casualty event occurs during the last six (6) months of the Sublease term (after considering any option to extend the term timely exercised by Subtenant) then either Subtenant or Tenant may elect to terminate this Sublease. If, within sixty (60) days after receipt by Tenant from Subtenant of written notice that Subtenant deems the Subleased Premises or the portion of the property necessary for Tenant's occupancy untenantable, Tenant fails to notify Subtenant of its election to restore those areas, or if Tenant is unable to restore those areas within six (6) months of the date of the casualty event, then Subtenant may elect to terminate this Sublease.

If Tenant restores the Subleased Premises or the property under this Section 11(a), Tenant shall proceed with reasonable diligence to complete the work, and the base Rent shall be abated in the same proportion as the untenantable portion of the Subleased Premises bears to the whole Subleased Premises, provided that there shall be a rent abatement only if the damage or destruction of the Subleased Premises or the property did not result from, or was not contributed to directly or indirectly by the act, fault or neglect of Subtenant, or Subtenant's officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors. Provided, if Tenant complies with its obligations under this Section, no damages, compensation or claim shall be payable by Tenant for inconvenience, loss of business or annoyance directly, incidentally or consequentially arising from any repair or restoration of any portion of the Subleased Premises or the property. Tenant is not obligated to carry insurance of any kind for the protection of Subtenant or any improvements paid for by Subtenant or Tenant on Subtenant's furniture or on any fixtures, equipment, improvements or appurtenances of Subtenant under this Lease, and Tenant shall not be obligated to repair any damage thereto or replace the same unless the damage is caused by Tenant's negligence.

b. **Condemnation**. If the Landlord or Tenant terminate the Master Lease based on a provision in the Master Lease relating to eminent domain or conveyance under threat of condemnation, this Sublease shall terminate on the same date. If the Subleased Premises, the portion of the property necessary for Subtenant's occupancy, or 50% or more of the rentable area of the property are made untenantable by eminent domain, or conveyed under a threat of condemnation, this Sublease shall terminate at the option of

NAI Puget Sound Properties
11235 SE 6th Street, Suite 130
Bellevue, WA 98004
Phone: (425) 586-5600
Fax: (425) 455-9138

SUBLEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

Tenant or Subtenant as of the earlier of the date title vests in the condemning authority or the condemning authority first has possession of the portion of the property and all Rents and other payments shall be paid to that date. In case of taking of a part of the Subleased Premises or the portion of the property necessary for Subtenant's occupancy that does not render those areas untenantable, then this Sublease shall continue in full force and effect and the base Rent shall be equitably reduced based on the proportion by which the floor area of any structures is reduced, such reduction in Rent to be effective as of the earlier of the date the condemning authority first has possession of such portion or title vests in the condemning authority. The Subleased Premises or the portion of the property necessary for Subtenant's occupancy shall not be deemed untenantable if less than 25% of each of those areas are condemned. As between Tenant and Subtenant, Tenant shall be entitled to the entire award from the condemning authority attributable to the value of the Subleased Premises or the property and Tenant shall make no claim for the value of its leasehold. Subtenant shall be permitted to make a separate claim against the condemning authority for moving expenses or damages resulting from interruption in its business, provided that in no event shall Subtenant's claim reduce Landlord's or Tenant's award.

12. **INSURANCE**. Subtenant shall procure and maintain, at its own cost and expense, such liability insurance as is required to be carried by Tenant under the Master Lease, naming Tenant, as well as Landlord, in the manner required therein, and such property insurance as is required to be carried by Tenant under the Master Lease to the extent such property insurance pertains to the Subleased Premises. If the Master Lease requires Tenant to insure leasehold improvements or alterations, then Subtenant shall insure such leasehold improvements which are located in the Subleased Premises, as well as alterations in the Subleased Premises made by Subtenant. Subtenant shall furnish to Tenant a certificate of Subtenant's insurance required hereunder not later than ten (10) days prior to Subtenant's taking possession of the Subleased Premises. Tenant shall carry insurance as required by the Master Lease and shall not be obligated to carry fire or other insurance which the Landlord is obligated to carry under the Master Lease.

Tenant and Subtenant hereby release each other and any other tenant, their agents or employees, from responsibility for and waive their entire claim of recovery for any loss or damage arising from any cause covered by property insurance required to be carried by each of them. Each party shall provide notice to the property insurance carrier or carriers of this mutual waiver of subrogation, and shall cause its respective property insurance carriers to waive all rights of subrogation against the other. This waiver shall not apply to the extent of the deductible amounts to any such policies or to the extent of liability exceeding the limits of such policies. Tenant agrees to use reasonable efforts to obtain from Landlord the same waiver of claims for any loss or damage arising from any cause covered by property insurance required to be carried by Landlord under the Master Lease and, if and to the extent of such waiver by Landlord, Subtenant agrees to the same waiver.

13. **ASSIGNMENT AND SUBLETTING**. Subtenant shall not assign, sublet, encumber or otherwise transfer any interest in this Sublease or any part of the Subleased Premises (collectively referred to as a "Transfer"), without first obtaining the written consent of Tenant, which shall not be unreasonably withheld or delayed. Tenant may condition its consent on obtaining any required consent from Landlord, Subtenant satisfying any conditions on the Transfer imposed by Landlord, and such other reasonable conditions that Tenant may impose. No Transfer shall relieve

NAI Puget Sound Properties
11235 SE 6th Street, Suite 130
Bellevue, WA 98004
Phone: (425) 586-5600
Fax: (425) 455-9138

SUBLEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

Subtenant of any liability under this Sublease notwithstanding Tenant's consent to such Transfer. Consent to any Transfer shall not operate as a waiver of the necessity for Tenant's consent to any subsequent Transfer. In connection with each request for consent to a Transfer, Subtenant shall pay the reasonable cost of processing same, including attorneys fees and any cost charged by Landlord for granting its consent under the Master Lease, upon demand of Tenant.

If Subtenant is a partnership, limited liability company, corporation, or other entity, any transfer of this Sublease by merger, consolidation, redemption or liquidation, or any change(s) in the ownership of, or power to vote, which singularly or collectively represents a majority of the beneficial interest in Subtenant, shall constitute a Transfer.

As a condition to the Landlord's and Tenant's approval, if given, any potential assignee or sublessee otherwise approved shall assume all obligations of Subtenant under this Sublease and shall be jointly and severally liable with Subtenant and any guarantor, if required, for the payment of Rent and other charges due hereunder and performance of all terms of this Sublease. In connection with any Transfer, Subtenant shall provide Landlord and Tenant with copies of all assignments, subleases and assumption instruments.

14. **MORTGAGE SUBORDINATION AND ATTORNMENT**. This Sublease shall automatically be subordinate to any mortgage or deed of trust created by Landlord to the extent the Master Lease is subordinate to the same mortgage or deed of trust ("Landlord's Mortgage") and Subtenant shall attorn on the same terms and conditions as the Tenant in the Master Lease, provided Subtenant shall enjoy the terms and conditions relating to such subordination and attornment to the same extent Tenant does under the terms of the Master Lease.

15. **HOLDOVER**. If Subtenant shall, without the written consent of Tenant, hold over after the expiration or termination of the Sublease Term, such tenancy shall be deemed to be on a month-to-month basis and may be terminated according to Washington law. Unless a different rate is agreed upon by Tenant, Subtenant agrees to pay to Tenant 125% the rate of rental last payable under this Sublease or the holdover rental rate provided in the Master Lease, whichever is greater, during such holdover tenancy. All other terms of the Sublease shall remain in effect.

16. **NOTICES**. All notices under this Sublease shall be in writing and effective (i) when delivered in person, (ii) three (3) days after being sent by registered or certified mail to Tenant or Subtenant, as the case may be, at the Notice Addresses set forth in Section 1(h); or (iii) upon confirmed transmission by facsimile to such persons at the facsimile numbers set forth in Section 1(h) or such other addresses/facsimile numbers as may from time to time be designated by such parties in writing. Tenant and Subtenant each agree to immediately deliver a copy of any notice that they receive from or deliver to Landlord concerning the Subleased Premises, the Master Premises, the Master Lease, or this Sublease.

17. **ESTOPPEL CERTIFICATES**. Upon the written request of Tenant, Subtenant shall deliver to Tenant and/or Landlord or their designee a written estoppel certificate on the same terms and conditions as required by Tenant under the Master Lease.

18. **GENERAL**.

NAI Puget Sound Properties
11235 SE 6th Street, Suite 130
Bellevue, WA 98004
Phone: (425) 586-5600
Fax: (425) 455-9138

SUBLEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

a. **Heirs and Assigns**. This Sublease shall apply to and be binding upon Tenant and Subtenant and their respective heirs, executors, administrators, successors and assigns.

b. **Brokers' Fees**. Tenant was represented in this transaction by the Tenant's Agent named in Section 20 below. Subtenant was represented in this transaction by the Subtenant's Licensee named in Section 20 below. The commission payable to Tenant's Agent and Subtenant's Licensee shall be payable as set forth in Section 22 below. Subtenant represents and warrants to Tenant that except for Subtenant's Licensee it has not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Sublease and shall indemnify and hold harmless Tenant against any loss, cost, liability or expense incurred by Tenant as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Subtenant. Tenant represents and warrants to Subtenant that except for Tenant's Agent it has not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Sublease and shall indemnify and hold harmless Subtenant against any loss, cost, liability or expense incurred by Subtenant as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant.

c. **Entire Agreement**. This Sublease, which incorporates portions of the Master Lease, contains all of the covenants and agreements between Tenant and Subtenant relating to the Subleased Premises. No prior or contemporaneous agreements or understanding pertaining to the Sublease shall be valid or of any force or effect and the covenants and agreements of this Sublease shall not be altered, modified, or added to except in writing signed by Tenant and Subtenant.

d. **Severability**. Any provision of this Sublease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Sublease.

e. **Governing Law**. This Sublease shall be governed by and construed in accordance with the laws of the State of Washington.

f. **Memorandum of Sublease**. Except for the pages containing the Commission Agreement, the legal descriptions, and the signatures of the Tenant and Subtenant (all of which may be recorded by Tenant's Broker), this Sublease shall not be recorded. However, if permitted by the Master Lease, Tenant and Subtenant shall, at the other's request, execute and record a memorandum of Sublease in recordable form that identifies Tenant and Subtenant, the commencement and termination dates of the Sublease, and the legal description of the Master Premises and Subleased Premises.

g. **Submission of Sublease Form Not an Offer**. One party's submission of this Sublease to the other for review shall not constitute an offer to sublease the Subleased Premises. This Sublease shall not become effective and binding upon Tenant and Subtenant until it has been fully signed by both Tenant and Subtenant, and consented to by Landlord (if required by the Master Lease).

NAI Puget Sound Properties
11235 SE 6th Street, Suite 130
Bellevue, WA 98004
Phone: (425) 586-5600
Fax: (425) 455-9138

SUBLEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

h. **Authority of Parties**. Each party signing this Lease represents and warrants to the other that it has the authority to enter into this Lease, that the execution and delivery of this Lease has been duly authorized, and that upon such execution and delivery this Lease shall be binding upon and enforceable against the party on signing.

19. **EXHIBITS AND RIDERS**. The following exhibits and riders are made a part of this Sublease:

Exhibit 1	Legal Description
Exhibit 2	Master Lease
Exhibit 3	Outline of Subleased Premises
Exhibit 4	Tenant Improvement Schedule
Other:	_____

20. **AGENCY DISCLOSURE**. At the signing of this Sublease,

Tenant's Agent Bob Swain of NAI Puget Sound Properties
(Insert name of Licensee and Company name as licensed)

represented Tenant
(Insert Tenant, Subtenant, both Tenant and Subtenant, or neither Tenant nor Subtenant)

and Subtenant's Licensee None
(Insert name of Licensee and Company name as licensed)

represented ______________________
(Insert Tenant, Subtenant, both Tenant and Subtenant, or neither Tenant nor Subtenant)

If Tenant's Agent and Subtenant's Licensee are different salespersons affiliated with the same Broker, then both Tenant and Subtenant confirm their consent to that Broker acting as a dual agent. If Tenant's Agent and Subtenant's Licensee are the same salesperson representing both parties, then both Tenant and Subtenant confirm their consent to that salesperson and his/her Broker acting as dual agents. If Tenant's Agent, Subtenant's Licensee or their Broker are dual agents, Tenant and Subtenant consent to Tenant's Agent, Subtenant's Licensee and their Broker being compensated based on a percentage of the rent or as otherwise disclosed on an attached addendum. Neither Tenant's Agent, Subtenant's Licensee or their Broker(s) are receiving compensation from more than one party to this transaction unless otherwise disclosed on an attached addendum, in which case Tenant and Subtenant consent to such compensation. Tenant and Subtenant confirm receipt of the pamphlet entitled "The Law of Real Estate Agency."

21. **CONSENT BY LANDLORD**. This Sublease shall be of no force or effect unless consented to by Landlord within 10 days of execution, if such consent is required under the Master Lease. Tenant and Subtenant agree for the benefit of Landlord, that this Sublease and Landlord's consent shall not (a) create privity of contract between Landlord and Subtenant; (b) be deemed to have amended the Master Lease in any regard (unless Landlord shall have expressly agreed in writing to such amendment); or (c) be construed as a consent by Landlord to any future assignment or subletting. Landlord's consent shall, however, be deemed evidence of Landlord's agreement that Subtenant may use the Subleased Premises for the purpose set forth in Section 1(g) and that

NAI Puget Sound Properties
11235 SE 6th Street, Suite 130
Bellevue, WA 98004
Phone: (425) 586-5600
Fax: (425) 455-9138

SUBLEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

Subtenant shall be entitled to the waiver of claims and of the right of subrogation as provided in Section 12, Insurance, above.

22. COMMISSION AGREEMENT.

Tenant agrees to pay a commission to Tenant's Broker (identified in the Agency Disclosure Section above) as follows:

☒ $ ~~330.00 (5%)~~ - 198.00 (3%)
☐ _____ % of the gross rent payable pursuant to this Sublease
☐ $ _____ per square foot of the Subleased Premises
☐ Other _____

Tenant's Broker ☐ shall ☐ shall not (shall not if not filled in) be entitled to a commission upon the extension by Subtenant of the Sublease term pursuant to any right reserved to Subtenant under the Sublease calculated ☐ as provided above or ☐ as follows _____ (if no box is checked, as provided above). Tenant's Broker ☐ shall ☐ shall not (shall not if not filled in) be entitled to a commission upon any expansion of Subleased Premises pursuant to any right reserved to Subtenant under the Sublease, calculated ☐ as provided above or ☐ as follows _____ (if no box is checked, as provided above).

Any commission shall be earned upon occupancy of the Subleased Premises by Subtenant, and paid one-half upon execution of the Sublease and one-half upon occupancy of the Subleased Premises by Subtenant. Tenant's Broker shall pay to Subtenant's Broker (identified in the Agency Disclosure section above), the amount stated in a separate agreement between them or, if there is no agreement, $ _____ / _____% (complete only one) of any commission paid to Tenant's Broker, within five (5) days after receipt by Tenant's Broker.

If any other lease or sale is entered into between Tenant and Subtenant pursuant to a right reserved to Subtenant under the Sublease, Tenant ☐ shall ☐ shall not (shall not if not filled in) pay an additional commission according to any commission agreement or, in the absence of one, according to Tenant's Broker's commission schedule in effect as of the execution of this Sublease. Tenant's successor shall be obligated to pay any unpaid commissions upon any transfer of this Sublease and any such transfer shall not release the transferor from liability to pay such commissions.

23. BROKER PROVISIONS.

TENANT'S BROKER AND AGENT AND SUBTENANT'S BROKER AND LICENSEE HAVE MADE NO REPRESENTATIONS OR WARRANTIES CONCERNING THE SUBLEASED PREMISES, THE MEANING OF THE TERMS AND CONDITIONS OF THIS SUBLEASE, LANDLORD'S, TENANT'S OR SUBTENANT'S FINANCIAL STANDING, ZONING, COMPLIANCE OF THE SUBLEASED PREMISES WITH APPLICABLE LAWS, SERVICE OR CAPACITY OF UTILITIES, OPERATING EXPENSES, OR HAZARDOUS MATERIALS. LANDLORD, TENANT AND SUBTENANT ARE EACH ADVISED TO SEEK INDEPENDENT LEGAL ADVICE ON THESE AND OTHER MATTERS ARISING UNDER THIS SUBLEASE.

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Commercial Real Estate Services, Worldwide.

NAI Puget Sound Properties
11235 SE 6th Street, Suite 130
Bellevue, WA 98004
Phone: (425) 586-5600
Fax: (425) 455-9138

SUBLEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

TENANT:	SUBTENANT:
TENANT:	SUBTENANT:
MATTHEW MASON	Michael Grabham
By:	By:
PRESIDENT	
Its:	Its:

24. LANDLORD'S CONSENT.

Landlord consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment, subletting or transfer. Landlord represents that the Master Lease constitutes the entire agreement of Landlord and Tenant concerning the leasing of the Master Premises, and has not been amended or modified except as expressly set forth in Exhibit 2. Landlord further represents that, to Landlord's knowledge, Tenant is currently in full compliance with its obligations under the Master Lease.

LANDLORD:

LANDLORD:

By:

Its:

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11235 SE 6th Street, Suite 130
Bellevue, WA 98004
Phone: (425) 586-5600
Fax: (425) 455-9138

SUBLEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

STATE OF WASHINGTON)
) ss.
COUNTY OF ______________________)

I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me and said person acknowledged that ________________ signed this instrument, on oath stated that ______________________________ was authorized to execute the instrument and acknowledged it as the ________________ of ________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated this ____________________ day of ____________________, 20___.

____
(Signature of Notary)

____
(Legibly Print or Stamp Name of Notary)
Notary public in and for the state of Washington, residing at ___
My appointment expires ____________________

STATE OF WASHINGTON)
) ss.
COUNTY OF ______________________)

I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me and said person acknowledged that ________________ signed this instrument, on oath stated that ______________________________ was authorized to execute the instrument and acknowledged it as the ________________ of ________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated this ____________________ day of ____________________, 20___.

____
(Signature of Notary)

____
(Legibly Print or Stamp Name of Notary)
Notary public in and for the state of Washington, residing at ___
My appointment expires ____________________

NAI Puget Sound Properties
Commercial Real Estate Services, Worldwide.

NAI Puget Sound Properties
11235 SE 6th Street, Suite 130
Bellevue, WA 98004
Phone: (425) 586-5600
Fax: (425) 455-9138

SUBLEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

STATE OF WASHINGTON)
) ss.
COUNTY OF ______________________)

I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me and said person acknowledged that ____________________ signed this instrument, on oath stated that ______________________________ was authorized to execute the instrument and acknowledged it as the ________________ of ________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated this ____________________ day of ____________________, 20___.

____
(Signature of Notary)

____
(Legibly Print or Stamp Name of Notary)
Notary public in and for the state of Washington, residing at ___
My appointment expires ____________________

STATE OF WASHINGTON)
) ss.
COUNTY OF ______________________)

I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me and said person acknowledged that ____________________ signed this instrument, on oath stated that ______________________________ was authorized to execute the instrument and acknowledged it as the ________________ of ________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated this ____________________ day of ____________________, 20___.

____
(Signature of Notary)

____
(Legibly Print or Stamp Name of Notary)
Notary public in and for the state of Washington, residing at ___
My appointment expires ____________________

SUBLEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

EXHIBIT 1
[Legal Description of Master Premises]

LOTS 21, 22, 23, 24, 25, 26 AND 27 IN BLOCK 10 OF JOSEPH R. MCLAUGHLIN'S WATERFRONT ADDITION, ACCORDING TO PLAT RECORDED IN VOLOUME 13 OF PLATS AT PAGE(S) 28, IN KING COUNTY, WASHINGTON.

NAI Puget Sound Properties
11235 SE 6th Street, Suite 130
Bellevue, WA 98004
Phone: (425) 586-5600
Fax: (425) 455-9138

SUBLEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

EXHIBIT 2

[Master Lease]

See following pages

SUBLEASE AGREEMENT
(Continued)

EXHIBIT 2
[Master Lease]

N/A

SUBLEASE AGREEMENT
(Continued)

EXHIBIT 3
[Outline of the Subleased Premises]

N/A

SUBLEASE AGREEMENT
(Continued)

EXHIBIT 4
[Tenant Improvement Schedule]

N/A

LEASE AGREEMENT
(Multi-Tenant Form)

THIS LEASE AGREEMENT (the "Lease") is entered into this 15th day of April, 2003 Between Southend Equities, L.L.C., a Washington Limited Liability Company ("Landlord"), and Compleat Sportswear, Inc., a Washington Corporation ("Tenant").

Landlord and Tenant agree as follows:

1. LEASE SUMMARY.

a. **Leased Premises.** The leased commercial real estate (the "Premises") consist of an agreed area of at least 10,000 rentable square feet, *WHICH SHALL CONSIST OF AT LEAST 5,000 RENTABLE SQUARE FEET OF OFFICE SPACE AND AT LEAST 5,000 RENTABLE SQUARE FEET OF WAREHOUSE SPACE*, and are outlined on the floor plan attached as Exhibit A, located on the land legally described on attached Exhibit B, and is commonly known as Pacific Georgetown Center, 6363 - 7th Avenue South, Suite 200, Seattle Washington (suite number and address). The Premises do not include, and Landlord reserves, the exterior walls and roof of the Premises, the land beneath the Premises, the pipes and ducts, conduits, wires, fixtures, and equipment above the suspended ceiling or structural elements of the building in which the Premises are located (the "Building"). The Building, the land upon which it is situated, all other improvements located on such land, and all common areas appurtenant to the Building are referred to as the "Property."

b. **Lease Commencement Date.** The Lease shall commence on October 1,2003, or such earlier or later date as provided in Section 3 (the "Commencement Date").

c. **Lease Termination Date.** The Lease shall terminate at midnight on, December 31, 2013 or such earlier or later date as provided in Section 3 (the "Termination Date").

d. **Base Rent.** The base monthly rent shall be (**check one**): ☐ $ _____, or ☒ according to the Rent Rider attached hereto. Rent shall be payable at Landlord's address shown in Section 1(h) below, or such other place designated in writing by Landlord.

e. **Prepaid Rent.** Upon execution of this Lease, Tenant shall deliver to Landlord the sum of $ 11,667.00 as prepaid rent, to be applied to the Rent due for the fourth (4th) month(s) of the Lease.

f. **Security Deposit.** The amount of the security deposit is $ 0.00.

g. **Permitted Use.** The Premises shall be used only for general office and storage and for no other purpose without the prior written consent of Landlord.

h. **Notice and Payment Addresses:**

Landlord: Ken Jones, 6363 - 7th Avenue South, Suite 100, Seattle, Washington 98108
Fax No.: 206-726-8315

Tenant: The Compleat Sportswear, Inc. c/o Matthew Mason, PO Box 46879, Seattle, Washington, 98146

_______________ Fax No.: __________

i. **Tenant's Pro Rata Share.** Landlord and Tenant agree that Tenant's Pro Rata Share is 28.4 %, based on the ratio of the agreed rentable area of the Premises to the agreed rentable area of the Building and all other buildings on the Property as of the date of this Lease.

2. PREMISES. Landlord leases to Tenant, and Tenant leases from Landlord the Premises upon the terms specified in this Lease.

3. TERM.

a. **Commencement Date.** The Lease shall commence on the date specified in Section 1(b), or on such earlier or later date as may be specified by written notice delivered by Landlord to Tenant advising Tenant that the Premises are ready for possession and specifying the Commencement

Date, which shall not be less than thirty (30) days (30 if not filled in) following the date of such notice. If Tenant occupies the Premises before the Commencement Date specified in Section 1(b), then the Commencement Date shall be the date of occupancy. If Landlord acts diligently to make the Premises available to Tenant, neither Landlord nor any agent or employee of Landlord shall be liable for any damage or loss due to Landlord's inability or failure to deliver possession of the Premises to Tenant as provided in this Lease. The Termination Date shall be modified upon any change in the Commencement Date so that the length of the Lease term is not changed. If Landlord does not deliver possession of the Premises to Tenant within one hundred twenty (120) days (60 if not filled in) after the date specified in Section 1(b), Tenant may elect to cancel this Lease by giving written notice to Landlord within 10 days after such time period ends. If Tenant gives such notice, the Lease shall be cancelled, all prepaid rent and security deposits shall be refunded to tenant, and neither Landlord nor Tenant shall have any further obligations to the other. The first "Lease Year" shall commence on the Commencement Date and shall end on the date which is twelve (12) months from the end of the month in which the Commencement Date occurs. Each successive Lease Year during the initial term and any extension terms shall be twelve (12) months, commencing on the first day following the end of the preceding Lease Year, except that the last Lease Year shall end on the Termination Date.

b. **Tenant Obligations.** To the extent Tenant's tenant improvements are not completed in time for the Tenant to occupy or take possession of the Premises on the Commencement Date due to the failure of Tenant to fulfill any of its obligations under this Lease, the Lease shall nevertheless commence on the Commencement Date.

Except as specified elsewhere in this Lease, Landlord makes no representations or warranties to Tenant regarding the Premises, including the structural condition of the Premises and the condition of all mechanical, electrical, and other systems on the Premises. Except for any tenant improvements described on attached Exhibit C to be completed by Landlord (defined therein as "Landlord's Work"), Tenant shall be responsible for performing any work necessary to bring the Premises into condition satisfactory to Tenant. By signing this Lease, Tenant acknowledges that it has had adequate opportunity to investigate the Premises, acknowledges responsibility for making any corrections, alterations and repairs to the Premises (other than the Landlord's Work), and acknowledges that the time needed to complete any such items shall not delay the Commencement Date.

Attached Exhibit C sets forth all Landlord's Work, if any, and all tenant improvements to be completed by Tenant ("Tenant's Work"), which is to be performed on the Premises. Responsibilities for design, payment and performance of all such work shall be as set forth on attached Exhibit C. If Tenant fails to notify Landlord of any defects in the Landlord's Work within ten (10) days of delivery of possession to Tenant, Tenant shall be deemed to have accepted the Premises in their then condition. If Tenant discovers any major defects in the Landlord's Work during this 10-day period that would prevent Tenant from using the Premises for its intended purpose, Tenant shall so notify Landlord in writing and the Commencement Date shall be delayed until after Landlord has corrected the major defects and Tenant has had five (5) days to inspect and approve the Premises after Landlord's correction of such defects. The Commencement Date shall not be delayed if Tenant's inspection reveals minor defects in the Landlord's Work that will not prevent Tenant from using the Premises for their intended purpose. Tenant shall prepare a punch list of all minor defects and provide the punch list to Landlord. Landlord shall promptly correct all punch list items.

4. **RENT.** Tenant shall pay Landlord without demand, deduction or offset, in lawful money of the United States, the monthly rental stated in Section 1(d) in advance on or before the first day of each month during the Lease Term beginning on (**check one**): ☒ the Commencement Date, or ☐ _____ (specify, but if no date specified, then on the Commencement Date), and any other additional payments due to Landlord, including Operating Costs (collectively the "Rent") when required under this Lease. Payments for any partial month at the beginning or end of the Lease term shall be prorated.

If any sums payable by Tenant to Landlord under this Lease are not received by the fifth (5th) day of each month, Tenant shall pay Landlord in addition to the amount due, for the cost of collecting and

handling such late payment, an amount equal to the greater of $100 or five percent (5%) of the delinquent amount. In addition, all delinquent sums payable by Tenant to Landlord and not paid within five days of the due date shall, at Landlord's option, bear interest at the rate of twelve percent (12%) per annum, or the highest rate of interest allowable by law, whichever is less. Interest on all delinquent amounts shall be calculated from the original due date to the date of payment.

Landlord's acceptance of less than the full amount of any payment due from Tenant shall not be deemed an accord and satisfaction or compromise of such payment unless Landlord specifically consents in writing to payment of such lesser sum as an accord and satisfaction or compromise of the amount which Landlord claims.

5. **SECURITY DEPOSIT.** Upon execution of this Lease, Tenant shall deliver to Landlord the security deposit specified in Section 1(f) above. Landlord may commingle the security deposit with its other funds. If Tenant breaches any covenant or condition of this Lease, including but not limited to the payment of Rent, Landlord may apply all or any part of the security deposit to the payment of any sum in default and any damage suffered by Landlord as a result of Tenant's breach. In such event, Tenant shall, within five (5) days after written demand therefor by Landlord, deposit with Landlord the amount so applied. Any payment to Landlord from the security deposit shall not be construed as a payment of liquidated damages for any default. If Tenant complies with all of the covenants and conditions of this Lease throughout the Lease term, the security deposit shall be repaid to Tenant without interest within 30 days after the vacation of the Premises by Tenant.

6. **USES.** The Premises shall be used only for the use(s) specified in Section 1(g) above (the "Permitted Use"), and for no other business or purpose without the prior written consent of Landlord. No act shall be done on or around the Premises that is unlawful or that will increase the existing rate of insurance on the Premises or the Building, or cause the cancellation of any insurance on the Premises or the Building. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance. Tenant shall not do or permit anything to be done in the Premises or on the Property which will obstruct or interfere with the rights of other tenants or occupants of the Property, or their customers, clients and visitors, or to injure or annoy such persons.

7. **COMPLIANCE WITH LAWS.** Tenant shall not cause or permit the Premises to be used in any way which violates any law, ordinance, or governmental regulation or order. Landlord represents to Tenant, to the best of Landlord's knowledge, that with the exception of any Tenant's Work, as of the Commencement Date, the Premises comply with all applicable laws, rules, regulations, or orders, including without limitation, the Americans With Disabilities Act, if applicable, and Landlord shall be responsible to promptly cure any noncompliance which existed on the Commencement Date. Tenant shall be responsible for complying with all laws applicable to the Premises as a result of Tenant's particular use, such as modifications required by the Americans With Disabilities Act as a result of Tenant opening the Premises to the public as a place of public accommodation. If the enactment or enforcement of any law, ordinance, regulation or code during the Lease term requires any changes to the Premises during the Lease term, the Tenant shall perform all such changes at its expense if the changes are required due to the nature of Tenant's activities at the Premises, or to alterations that Tenant seeks to make to the Premises; otherwise, Landlord shall perform all such changes at its expense.

8. **OPERATING COSTS.**

a. **Definition.** As used herein, "Operating Costs" shall mean all costs of operating, maintaining and repairing the Premises, the Building, and the Property, determined in accordance with generally accepted accounting principles, and including without limitation the following: all taxes and assessments (including, but not limited to, real and personal property taxes and assessments, local improvement district assessments and other special purpose assessments, and taxes on rent or gross receipts); insurance premiums paid by Landlord and (to the extent used) deductibles; water, sewer and all other utility charges (other than utilities separately metered and paid directly by Tenant or other tenants); janitorial and all other cleaning services; refuse and trash removal; refurbishing and

repainting; carpet replacement; air conditioning, heating, ventilation and elevator service; pest control; lighting systems, fire detection and security services; landscape maintenance; management (fees and/or personnel costs); parking lot, road, sidewalk and driveway patching, resurfacing and maintenance; snow and ice removal; amortization (in accordance with generally accepted accounting principles) of capital improvements as Landlord may in the future install to comply with governmental regulations and rules or undertaken in good faith with a reasonable expectation of reducing operating costs (the useful life of which shall be a reasonable period of time as determined by Landlord); and costs of legal services (except those incurred directly relating to a particular occupant of the Building); accounting services, labor, supplies, materials and tools. ~~*Landlord and Tenant agree that if the Building is not ninety percent (90%) occupied during any calendar year, on a monthly average, then the Operating Costs shall be increased to reflect the Operating Costs of the Building as though it were ninety percent (90%) occupied and Tenant's Pro Rata Share of Operating Costs shall be based upon Operating Costs as so adjusted.*~~ Operating Costs shall not include: Landlord's income tax or general corporate overhead, depreciation on the Building or equipment therein; loan payments; real estate broker's commissions; capital improvements to or major repairs of the Building shell (i.e., the Building structure, exterior walls and roof) not described in this paragraph; or any costs regarding the operation, maintenance and repair of the Premises, the Building, or the Property paid directly by Tenant or other tenants in the Building. If Tenant is renting a pad separate from any other structures on the Property for which Landlord separately furnishes the services described in this paragraph, then the term "Operating Costs" shall not include those costs of operating, repairing, and maintaining the enclosed mall which can be separately allocated to the tenants of the other structures. Operating Costs which can not be separately allocated to the tenants of other structures may include but are not limited to: insurance premiums; taxes and assessments; management (fees and/or personnel costs); exterior lighting; parking lot, road, sidewalk and driveway patching, resurfacing and maintenance; snow and ice removal; and costs of legal services and accounting services.

b. Type of Payment: Options one and two below address the manner in which Operating Costs are paid under this Lease. To select the pure triple net option, check option 1. To select the base year option, check option 2.

☒ **OPTION ONE: TRIPLE NET.** As additional Rent, Tenant shall pay to Landlord on the first of each month with payment of Tenant's base Rent one-twelfth of Tenant's Pro Rata Share of Operating Costs.

☐ **OPTION TWO: BASE YEAR.** The base Rent paid by Tenant under this Lease includes Tenant's Pro Rata Share of Operating Costs for the calendar year in which the Commencement Date occurs (the "Base Year"). As additional Rent, Tenant shall pay to Landlord on the first day of each month commencing on the first day of the first year after the Commencement Date, with Tenant's payment of base Rent, one-twelfth of the amount, if any, by which Tenant's Pro Rata Share of Operating Costs exceeds Tenant's annualized Pro Rata Share of Operating Costs for the Base Year.

c. Method of Payment. Tenant shall pay to Landlord Operating Costs as provided above pursuant to the following procedure:

i) Landlord shall provide to Tenant, at or before the Commencement Date, a good faith estimate of annual Operating Costs for the calendar year in which the Commencement Date occurs. Landlord shall also provide to Tenant, as soon as possible following the first day of each succeeding calendar year, a good faith estimate of Tenant's annual Pro Rata Share of Operating Costs for the then-current year;

(ii) Each estimate of Tenant's annual Pro Rata Share of Operating Costs determined by Landlord as described above, shall be divided into twelve (12) equal monthly installments. If Tenant pays Operating Costs under Option One, Tenant shall pay to Landlord such monthly installment of Operating Costs with each monthly payment of base Rent. If Tenant pays Operating Costs under Option Two, Tenant shall pay to Landlord with each monthly payment of base Rent the amount, if any, by which such monthly installments of Operating Costs exceed one twelfth of Tenant's annualized Pro Rate Share of Operating Costs for the Base Year. In the event the estimated amount

of Tenant's Pro Rata Share of Operating Costs has not yet been determined for any calendar year, Tenant shall pay the monthly installment in the estimated amount determined for the preceding calendar year until the estimate for the current calendar year has been provided to Tenant. At such time as the estimate for the current calendar year is received, Tenant shall then pay any shortfall or receive a credit for any surplus for the preceding months of the current calendar year and shall, thereafter, make the monthly installment payment in accordance with the current estimate; and

(iii) As soon as reasonably possible following the end of each calendar year of the Lease term, Landlord shall determine and provide to Tenant a statement (the "Operating Costs Statement") setting forth the amount of Operating Costs actually incurred and the amount of Tenant's Pro Rata Share of Operating Costs actually payable by Tenant with respect to such calendar year. In the event the amount of Tenant's Pro Rata Share of Operating Costs exceeds the sum of the monthly installments actually paid by Tenant for such calendar year, Tenant shall pay to Landlord the difference within thirty (30) days following receipt of the Operating Costs Statement. In the event the sum of such installments exceeds the amount of Tenant's Pro Rata Share of Operating Costs actually due and owing, the difference shall be applied as a credit to Tenant's future Pro Rata Share of Operating Costs payable by Tenant pursuant to this Section. *TENANT SHALL HAVE ONE YEAR FROM THE DATE THAT LANDLORD HAS PROVIDED THE OPERATING COSTS STATEMENT FOR THE PRECEDING YEAR TO AUDIT SAID STATEMENT. IN THE EVENT THAT THE OPERATING COSTS STATEMENT EXCEEDS THE AMOUNT OF TENANT'S PRO RATA SHARE OF OPERATING COSTS ACTUALLY DUE AND OWING, THE DIFFERENCE SHALL BE A CREDIT TO TENANT'S FUTURE PRO RATA SHARE OF OPERATING COSTS PAYABLE BY TENANT PURSUANT TO THIS SECTION. IN ADDITION, IF THE AUDIT DISCLOSES THAT THE DIFFERENCE IS GREATER THAN FIVE PERCENT, THE LANDLORD SHALL PAY THE COSTS OF THE AUDIT.*

9. **UTILITIES AND SERVICES.** Landlord shall provide the Premises the following services, the cost of which shall be included in the Operating Costs: water and electricity for the Premises seven (7) days per week, twenty-four (24) hours per day, and heating, ventilation and air conditioning from 8:00 a.m. to 6:00 p.m. Monday through Friday, and N/A a.m. to N/A p.m. on Saturday and N/A a.m. to N/A p.m. on Sunday, and shall provide janitorial service to the *COMMON AREAS OF THE BUILDING* ~~Premises and Building~~ five (5) nights each week, exclusive of holidays. Heating, ventilation and air conditioning services will also be provided by Landlord to the Premises during additional hours on reasonable notice to Landlord, at Tenant's sole cost and expense, at an hourly rate reasonably established by Landlord from time to time and payable by Tenant, as billed, as additional Rent.

Tenant shall furnish and pay, at Tenant's sole expense, *JANITORIAL SERVICE TO THE PREMISES*, all other utilities (including, but not limited to, telephone and cable service if available) and other services which Tenant requires with respect to the Premises, except those to be provided by Landlord as described above. Notwithstanding the foregoing, if Tenant's use of the Premises incurs utility service charges which are above ordinary usage, Landlord reserves the right to require Tenant to pay a reasonable additional charge for such usage. For example, where Tenant installs and uses a number of electronic devices which is greater than normal, the increased usage may result in higher electrical charges and increased charges for cooling since overheating of rooms may result.

10. **TAXES.** Tenant shall pay all taxes, assessments, liens and license fees ("Taxes") levied, assessed or imposed by any authority having the direct or indirect power to tax or assess any such liens, by reason of Tenant's use of the Premises, and all Taxes on Tenant's personal property located on the Premises. Landlord shall pay all Taxes with respect to the Building and the Project, including any Taxes resulting from a reassessment of the Building or the Project due to a change of ownership or otherwise, which shall be included in Operating Costs.

11. **COMMON AREAS.**

a. Definition. The term "Common Areas" means all areas and facilities that are provided and designated from time to time by Landlord for the general non-exclusive use and convenience of Tenant with other tenants and which are not leased or held for the exclusive use of a particular tenant. Common Areas may, but do not necessarily include, hallways, entryways, stairs, elevators,

driveways, walkways, terraces, docks, loading areas, restrooms, trash facilities, parking areas and garages, roadways, pedestrian sidewalks, landscaped areas, security areas and lobby or mall areas. Tenant shall comply with reasonable rules and regulations *THAT ARE CONSISTENT WITH THIS LEASE* concerning the use of the common areas adopted by Landlord from time to time. Without advance notice to Tenant and without any liability to Tenant, Landlord may change the size, use, or nature of any common areas, erect improvements on the Common Areas or convert any portion of the Common Areas to the exclusive use of Landlord or selected tenants, so long as Tenant is not thereby deprived of the substantial benefit of the Premises. Landlord reserves the use of exterior walls and the roof, and the right to install, maintain, use, repair and replace pipes, ducts, conduits, and wires leading through the Premises in areas which will not materially interfere with Tenant's use thereof.

b. Use of the Common Areas. Tenant shall have the non-exclusive right in common with such other tenants to whom Landlord has granted or may grant such rights to use the Common Areas. Tenant shall abide by rules and regulations adopted by Landlord from time to time and shall use its best efforts to cause its employees, contractors, and invitees to comply with those rules and regulations, and not interfere with the use of Common Areas by others. *LANDLORD AGREES TO USE ITS BEST EFFORTS TO CAUSE OTHER TENANTS OF THE BUILDING TO COMPLY WITH THE RULES AND REGULATIONS.*

c. Maintenance of Common Areas. Landlord shall maintain the Common Areas in good order, condition and repair. This maintenance cost shall be an Operating Cost chargeable to Tenant pursuant to Section 8.

12. ALTERATIONS. Tenant may make alterations, additions or improvements to the Premises, including any Tenant's Work identified on attached Exhibit C ("Alterations"), with the prior written consent of Landlord. The term "Alterations" shall not include the installation of shelves, movable partitions, Tenant's equipment, and trade fixtures which may be performed without damaging existing improvements or the structural integrity of the Premises, and Landlord's consent shall not be required for Tenant's installation of those items. Tenant shall complete all Alterations at Tenant's expense in compliance with all applicable laws and in accordance with plans and specifications approved by Landlord, using contractors approved by Landlord, and in a manner so as to not unreasonably interfere with other tenants. Landlord shall be deemed the owner of all Alterations except for those which Landlord requires to be removed at the end of the Lease term. Tenant shall remove all Alterations at the end of the Lease term unless Landlord conditioned its consent upon Tenant leaving a specified Alteration at the Premises, in which case Tenant shall not remove such Alteration. Tenant shall immediately repair any damage to the Premises caused by removal of Alterations.

13. REPAIRS AND MAINTENANCE. Tenant shall, at its sole expense, maintain the Premises in good condition and promptly make all repairs and replacements, whether structural or non-structural, necessary to keep the Premises safe and in good condition, including all utilities and other systems serving the Premises. Landlord shall maintain and repair the Building structure, foundation, exterior walls, and roof, and the Common Areas, the cost of which shall be included as an Operating Cost. Tenant shall not damage any demising wall or disturb the structural integrity of the Premises and shall promptly repair any damage or injury done to any such demising walls or structural elements caused by Tenant or its employees, agents, contractors, or invitees. If Tenant fails to maintain or repair the Premises, Landlord may enter the Premises and perform such repair or maintenance on behalf of Tenant. In such case, Tenant shall be obligated to pay to Landlord immediately upon receipt of demand for payment, as additional Rent, all *REASONABLE AND NECESSARY* costs incurred by Landlord. Notwithstanding anything in this Section to the contrary, Tenant shall not be responsible for any repairs to the Premises made necessary by the acts of Landlord or its agents, employees, contractors or invitees therein.

Upon expiration of the Lease term, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises, together with all keys, to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable wear and tear and insured casualty *OR CASUALTY THAT LANDLORD IS REQUIRED TO INSURE HEREUNDER* excepted.

14. ACCESS AND RIGHT OF ENTRY. After reasonable notice from Landlord (except in cases of emergency, where no notice is required), Tenant shall permit Landlord and its agents, employees and contractors to enter the Premises at all reasonable times to make repairs, alterations, improvements or inspections. This Section shall not impose any repair or other obligation upon Landlord not expressly stated elsewhere in this Lease. After reasonable notice to Tenant, Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective purchasers or lenders at any time, and to prospective tenants within 180 days prior to the expiration or sooner termination of the Lease term.

15. SIGNAGE. Tenant shall obtain Landlord's written consent before installing any signs upon Premises. Tenant shall install any approved signage at Tenant's sole expense and in compliance with all applicable laws. Tenant shall not damage or deface the Premises in installing or removing signage and shall repair any injury or damage to the Premises caused by such installation or removal.

16. DESTRUCTION OR CONDEMNATION.

a. Damage and Repair. If the Premises or the portion of the Property necessary for Tenant's occupancy are partially damaged but not rendered untenantable, by fire or other insured casualty, then Landlord shall diligently restore the Premises and the portion of the Property necessary for Tenant's occupancy and this Lease shall not terminate; provided, however, Tenant may terminate the Lease if Landlord is unable to restore the Premises within six (6) months of the casualty event. The Premises or the portion of the Property necessary for Tenant's occupancy shall not be deemed untenantable if less than twenty-five percent (25%) of each of those areas are damaged. Notwithstanding the foregoing, Landlord shall have no obligation to restore the Premises or the portion of the Property necessary for Tenant's occupancy if insurance proceeds are not available to pay the entire cost of such restoration. If insurance proceeds are available to Landlord but are not sufficient to pay the entire cost of restoration, then Landlord may elect to terminate this Lease and keep the insurance proceeds, by notifying Tenant within sixty (60) days of the date of such casualty.

If the Premises, the portion of the Property necessary for Tenant's occupancy, or 50% or more of the rentable area of the Property are entirely destroyed, or partially damaged and rendered untenantable, by fire or other casualty, Landlord may, at its option: (a) terminate this Lease as provided herein, or (b) restore the Premises and the portion of the Property necessary for Tenant's occupancy to their previous condition; provided, however, if such casualty event occurs during the last 6 months of the Lease term (after considering any option to extend the term timely exercised by Tenant) then either Tenant or Landlord may elect to terminate the Lease. If, within 60 days after receipt by Landlord from Tenant of written notice that Tenant deems the Premises or the portion of the Property necessary for Tenant's occupancy untenantable, Landlord fails to notify Tenant of its election to restore those areas, or if Landlord is unable to restore those areas within six (6) months of the date of the casualty event, then Tenant may elect to terminate the Lease.

If Landlord restores the Premises or the Property under this Section 16(a), Landlord shall proceed with reasonable diligence to complete the work, and the base Rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole Premises, provided that there shall be a rent abatement only if the damage or destruction of the Premises or the Property did not result from, or was not contributed to directly or indirectly by the act, fault or neglect of Tenant, or Tenant's officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors. Provided, Landlord complies with its obligations under this Section, no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance directly, incidentally or consequentially arising from any repair or restoration of any portion of the Premises or the Property. Landlord will not carry insurance of any kind for the protection of Tenant or any improvements paid for by Tenant or as provided in Exhibit C or on Tenant's furniture or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease, and Landlord shall not be obligated to repair any damage thereto or replace the same unless the damage is caused by Landlord's negligence.

b. Condemnation. If the Premises, the portion of the Property necessary for Tenant's occupancy, or 50% or more of the rentable area of the Property are made untenantable by eminent domain, or conveyed under a threat of condemnation, this Lease shall terminate at the option of either Landlord or Tenant as of the earlier of the date title vests in the condemning authority or the condemning authority first has possession of the Premises or the portion of the Property and all Rents and other payments shall be paid to that date. In case of taking of a part of the Premises or the portion of the Property necessary for Tenant's occupancy that does not render those areas untenantable, then this Lease shall continue in full force and effect and the base Rent shall be equitably reduced based on the proportion by which the floor area of any structures is reduced, such reduction in Rent to be effective as of the earlier of the date the condemning authority first has possession of such portion or title vests in the condemning authority. The Premises or the portion of the Property necessary for Tenant's occupancy shall not be deemed untenantable if less than twenty-five percent (25%) of each of those areas are condemned. Landlord shall be entitled to the entire award from the condemning authority attributable to the value of the Premises or the Property and Tenant shall make no claim for the value of its leasehold. Tenant shall be permitted to make a separate claim against the condemning authority for moving expenses or damages resulting from interruption in its business, provided that in no event shall Tenant's claim reduce Landlord's award.

17. INSURANCE.

a. Liability Insurance. During the Lease term, Tenant shall pay for and maintain commercial general liability insurance with broad form property damage and contractual liability endorsements. This policy shall name Landlord as an additional insured, and shall insure Tenant's activities and those of Tenant's employees, officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors with respect to the Premises against loss, damage or liability for personal injury or death or loss or damage to property with a combined single limit of not less than $1,000,000, and a deductible of not more than $5,000. The insurance will be non-contributory with any liability insurance carried by Landlord.

b. Tenants Insurance. During the Lease term, Tenant shall pay for and maintain replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage ~~and earthquake~~ endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Tenant's personal property, fixtures, equipment and tenant improvements.

c. Miscellaneous. Insurance required under this Section shall be with companies rated A-V or better in Best's Insurance Guide, and which are authorized to transact business in the State of Washington. No insurance policy shall be cancelled or reduced in coverage and each such policy shall provide that it is not subject to cancellation or a reduction in coverage except after thirty (30) days' prior written notice to Landlord. Tenant shall deliver to Landlord upon commencement of the Lease and from time to time thereafter, copies or certificates of the insurance policies required by this Section. In no event shall the limit of such policies be considered as limiting the liability of Tenant under this Lease.

d. Landlord Insurance. Landlord shall carry special form extended coverage fire AND DAMAGE insurance of the building shell, ~~and core~~ CORE AND ROOF in the amount of their full replacement value, and such other insurance of such types and amounts as Landlord, in its discretion, shall deem reasonably appropriate. The cost of any such insurance may be included in the Operating Costs by a "blanket policy" insuring other parties and/or locations in addition to the Building, in which case the portion of the premiums therefor allocable to the Building and Project shall be included in the Operating Costs. In addition to the foregoing, in the event Tenant fails to provide or keep in force any of the insurance as required above, Landlord, in its discretion, may provide such insurance, in which event, the cost thereof shall be payable by Tenant to Landlord as additional rent on the first day of the calendar month immediately following demand therefor from Landlord.

e. Waiver of Subrogation. Landlord and Tenant hereby release each other and any other tenant,

their agents or employees, from responsibility for, and waive their entire claim of recovery for any loss or damage arising from any cause covered by insurance required to be carried by each of them. Each party shall provide notice to the insurance carrier or carriers of this mutual waiver of subrogation, and shall cause its respective insurance carriers to waive all rights of subrogation against the other. This waiver shall not apply to the extent of the deductible amounts to any such policies or to the extent of liabilities exceeding the limits of such policies.

18. **INDEMNIFICATION.** Tenant shall defend, indemnify, and hold Landlord harmless against all liabilities, damages, costs, and expenses, including attorneys' fees, arising from any negligent or wrongful act or omission of Tenant or Tenant's officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors on or around the Premises as a result of any act, omission or negligence of Tenant, or Tenant's officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors, or arising from any breach of this Lease by Tenant. Tenant shall use legal counsel acceptable to Landlord in defense of any action within Tenant's defense obligation. Landlord shall defend, indemnify and hold Tenant harmless against all liabilities, damages, costs, and expenses, including attorneys' fees, arising from any negligent or wrongful act or omission of Landlord or Landlord's officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors on or around the Premises or arising from any breach of this Lease by Landlord. Landlord shall use legal counsel acceptable to Tenant in defense of any action within Landlord's defense obligation. The provisions of this section 17 shall survive expiration or termination of this Lease.

19. **ASSIGNMENT AND SUBLETTING.** Tenant shall not assign, sublet, mortgage, encumber or otherwise transfer any interest in this Lease (collectively referred to as a "Transfer") or any part of the Premises, without first obtaining Landlord's written consent, which shall not be unreasonably withheld or delayed. No Transfer shall relieve Tenant of any liability under this Lease notwithstanding Landlord's consent to such Transfer. Consent to any Transfer shall not operate as a waiver of the necessity for Landlord's consent to any subsequent Transfer.

    If Tenant is a partnership, limited liability company, corporation, or other entity, any transfer of this Lease by merger, consolidation, redemption or liquidation, or any change(s) in the ownership of, or power to vote, which singularly or collectively represents a majority of the beneficial interest in Tenant, shall constitute a Transfer under this Section.

    As a condition to Landlord's approval, if given, any potential assignee or sublessee otherwise approved by Landlord shall assume all obligations of Tenant under this Lease and shall be jointly and severally liable with Tenant and any guarantor, if required, for the payment of Rent and performance of all terms of this Lease. In connection with any Transfer, Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments.

20. **LIENS.** Tenant shall keep the Premises free from any liens created by or through Tenant. Tenant shall indemnify and hold Landlord harmless from liability from any such liens including, without limitation, liens arising from any Alterations. If a lien is filed against the Premises by any person claiming by, through or under Tenant, Tenant shall, upon request of Landlord, at Tenant's expense, immediately furnish to Landlord a bond in form and amount and issued by a surety satisfactory to Landlord, indemnifying Landlord and the Premises against all liabilities, costs and expenses, including attorneys' fees, which Landlord could reasonably incur as a result of such lien(s).

21. **DEFAULT.** The following occurrences shall each be deemed an Event of Default by Tenant:

    a. **Failure To Pay.** Tenant fails to pay any sum, including Rent, due under this Lease following five (5) days written notice from Landlord of the failure to pay.

    b. **Vacation/Abandonment.** Tenant vacates the Premises (defined as an absence for at least 15 consecutive days without prior notice to Landlord), or Tenant abandons the Premises (defined as an absence of five (5) days or more while Tenant is in breach of some other term of this Lease). Tenant's vacation or abandonment of the Premises shall not be subject to any notice or right to cure.

    c. **Insolvency.** Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or a receiver,

assignee or other liquidating officer is appointed for Tenant's business, provided that in the event of any involuntary bankruptcy or other insolvency proceeding, the existence of such proceeding shall constitute an Event of Default only if such proceeding is not dismissed or vacated within 60 days after its institution or commencement.

d. Levy or Execution. Tenant's interest in this Lease or the Premises, or any part thereof, is taken by execution or other process of law directed against Tenant, or is taken upon or subjected to any attachment by any creditor of Tenant, if such attachment is not discharged within 15 days after being levied.

e. Other Non-Monetary Defaults. Tenant breaches any agreement, term or covenant of this Lease other than one requiring the payment of money and not otherwise enumerated in this Section, and the breach continues for a period of 30 days after notice by Landlord to Tenant of the breach.

f. Failure to Take Possession. Tenant fails to take possession of the Premises on the Commencement Date.

22. REMEDIES.

Landlord shall have the following remedies upon an Event of Default. Landlord's rights and remedies under this Lease shall be cumulative, and none shall exclude any other right or remedy allowed by law.

a. Termination of Lease. Landlord may terminate Tenant's interest under the Lease, but no act by Landlord other than written notice from Landlord to Tenant of termination shall terminate this Lease. The Lease shall terminate on the date specified in the notice of termination. Upon termination of this Lease, Tenant will remain liable to Landlord for damages in an amount equal to the rent and other sums that would have been owing by Tenant under this Lease for the balance of the Lease term, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to the termination, after deducting all Landlord's Reletting Expenses (as defined below). Landlord shall be entitled to either collect damages from Tenant monthly on the days on which rent or other amounts would have been payable under the Lease, or alternatively, Landlord may accelerate Tenant's obligations under the Lease and recover from Tenant: (i) unpaid rent which had been earned at the time of termination; (ii) the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of rent loss that Tenant proves could reasonably have been avoided; (iii) the amount by which the unpaid rent for the balance of the term of the Lease after the time of award exceeds the amount of rent loss that Tenant proves could reasonably be avoided (discounting such amount by the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%); and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease, or which in the ordinary course would be likely to result from the Event of Default, including without limitation Reletting Expenses described in Section 22b.

b. Re-Entry and Reletting. Landlord may continue this Lease in full force and effect, and without demand or notice, re-enter and take possession of the Premises or any part thereof, expel the Tenant from the Premises and anyone claiming through or under the Tenant, and remove the personal property of either. Landlord may relet the Premises, or any part of them, in Landlord's or Tenant's name for the account of Tenant, for such period of time and at such other terms and conditions, as Landlord, in its discretion, may determine. Landlord may collect and receive the rents for the Premises. Re-entry or taking possession of the Premises by Landlord under this Section shall not be construed as an election on Landlord's part to terminate this Lease, unless a written notice of termination is given to Tenant. Landlord reserves the right following any re-entry or reletting, or both, under this Section to exercise its right to terminate the Lease. During the Event of Default, Tenant will pay Landlord the rent and other sums which would be payable under this Lease if repossession had not occurred, plus the net proceeds, if any, after reletting the Premises, after deducting Landlord's Reletting Expenses. "Reletting Expenses" is defined to include all expenses incurred by Landlord in connection with reletting the Premises, including without limitation, all repossession costs,

brokerage commissions, attorneys' fees, remodeling and repair costs, costs for removing and storing Tenant's property and equipment, and rent concessions granted by Landlord to any new Tenant, prorated over the life of the new lease.

c. **Waiver of Redemption Rights.** Tenant, for itself, and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, hereby waives and surrenders all rights and privileges which they may have under any present or future law, to redeem the Premises or to have a continuance of this Lease for the Lease term, as it may have been extended.

d. **Nonpayment of Additional Rent.** All costs which Tenant agrees to pay to Landlord pursuant to this Lease shall in the event of nonpayment be treated as if they were payments of Rent, and Landlord shall have all the rights herein provided for in case of nonpayment of Rent.

e. **Failure to Remove Property.** If Tenant fails to remove any of its property from the Premises at Landlord's request following an uncured Event of Default, Landlord may, at its option, remove and store the property at Tenant's expense and risk. If Tenant does not pay the storage cost within five (5) days of Landlord's request, Landlord may, at its option, have any or all of such property sold at public or private sale (and Landlord may become a purchaser at such sale), in such manner as Landlord deems proper, *UPON TEN (10) DAYS PRIOR WRITTEN NOTICE TO TENANT.* ~~*without notice to Tenant.*~~ Landlord shall apply the proceeds of such sale: (i) to the expense of such sale, including reasonable attorneys' fees actually incurred; (ii) to the payment of the costs or charges for storing such property; (iii) to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof; and (iv) the balance, if any, to Tenant. Nothing in this Section shall limit Landlord's right to sell Tenant's personal property as permitted by law to foreclose Landlord's lien for unpaid rent.

23. **MORTGAGE SUBORDINATION AND ATTORNMENT.** This Lease shall automatically be subordinate to any mortgage or deed of trust created by Landlord which is now existing or hereafter placed upon the Premises including any advances, interest, modifications, renewals, replacements or extensions ("Landlord's Mortgage"), provided the holder of any Landlord's Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any such Landlord's Mortgage shall elect to continue this Lease in full force and effect. Tenant shall attorn to the holder of any Landlord's Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any Landlord's Mortgage provided such person(s) assume the obligations of Landlord under this Lease. Tenant shall promptly and in no event later than fifteen (15) days execute, acknowledge and deliver documents which the holder of any Landlord's Mortgage may reasonably require as further evidence of this subordination and attornment. Notwithstanding the foregoing, Tenant's obligations under this Section are conditioned on the holder of each of Landlord's Mortgage and each person acquiring the Premises at any sale or other proceeding under any such Landlord's Mortgage not disturbing Tenant's occupancy and other rights under this Lease, so long as no uncured Event of Default exists.

24. **NON-WAIVER.** Landlord's waiver of any breach of any term contained in this Lease shall not be deemed to be a waiver of the same term for subsequent acts of Tenant. The acceptance by Landlord of Rent or other amounts due by Tenant hereunder shall not be deemed to be a waiver of any breach by Tenant preceding such acceptance.

25. **HOLDOVER.** If Tenant shall, without the written consent of Landlord, hold over after the expiration or termination of the Term, such tenancy shall be deemed to be on a month-to-month basis and may be terminated according to Washington law. During such tenancy, Tenant agrees to pay to Landlord 125% the rate of rental last payable under this Lease, unless a different rate is agreed upon by Landlord. All other terms of the Lease shall remain in effect.

26. **NOTICES.** All notices under this Lease shall be in writing and effective (i) when delivered in person, (ii) three (3) days after being sent by registered or certified mail to Landlord or Tenant, as the case may be, at the Notice Addresses set forth in Section 1(h); or (iii) upon confirmed transmission by facsimile to such persons at the facsimile numbers set forth in Section 1(h) or such other

addresses/facsimile numbers as may from time to time be designated by such parties in writing.

27. **COSTS AND ATTORNEYS' FEES.** If Tenant or Landlord engage the services of an attorney to collect monies due or to bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or other payments, or possession of the Premises, the losing party shall pay the prevailing party a reasonable sum for attorneys' fees in such suit, at trial and on appeal.

28. **ESTOPPEL CERTIFICATES.** Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement specifying the following, subject to any modifications necessary to make such statements true and complete: (i) the date the Lease term commenced and the date it expires; (ii) the amount of minimum monthly Rent and the date to which such Rent has been paid; (iii) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way; (iv) that this Lease represents the entire agreement between the parties; (v) that all conditions under this Lease to be performed by Landlord have been satisfied; (vi) that there are no existing claims, defenses or offsets which the Tenant has against the enforcement of this Lease by Landlord; (vii) that no Rent has been paid more than one month in advance; and (viii) that no security has been deposited with Landlord (or, if so, the amount thereof). Any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Landlord's interest or assignee of any mortgage or new mortgagee of Landlord's interest in the Premises. If Tenant shall fail to respond within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

29. **TRANSFER OF LANDLORD'S INTEREST.** This Lease shall be assignable by Landlord without the consent of Tenant. In the event of any transfer or transfers of Landlord's interest in the Premises, other than a transfer for security purposes only, upon the assumption of this Lease by the transferee, Landlord shall be automatically relieved of obligations and liabilities accruing from and after the date of such transfer, except for any retained security deposit or prepaid rent, and Tenant shall attorn to the transferee.

30. **RIGHT TO PERFORM.** If Tenant shall fail to timely pay any sum or perform any other act on its part to be performed hereunder, Landlord may make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Tenant shall, on demand, reimburse Landlord for its expenses incurred in making such payment or performance. Landlord shall (in addition to any other right or remedy of Landlord provided by law) have the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent.

31. **HAZARDOUS MATERIAL.** Landlord represents and warrants to Tenant that, to the best of Landlord's knowledge, there is no "Hazardous Material" (as defined below) on, in, or under the Premises as of the Commencement Date except as otherwise disclosed to Tenant in writing before the execution of this Lease. If there is any Hazardous Material on, in, or under the Premises as of the Commencement Date which has been or thereafter becomes unlawfully released through no fault of Tenant, then Landlord shall indemnify, defend and hold Tenant harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including without limitation sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees, incurred or suffered by Tenant either during or after the Lease term as the result of such contamination.

Tenant shall not cause or permit any Hazardous Material to be brought upon, kept, or used in or about, or disposed of on the Premises by Tenant, its agents, employees, contractors or invitees, except in strict compliance with all applicable federal, state and local laws, regulations, codes and ordinances. If Tenant breaches the obligations stated in the preceding sentence, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages,

penalties, fines, costs, liabilities or losses including, without limitation, diminution in the value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, or elsewhere, damages arising from any adverse impact on marketing of space at the Premises, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees incurred or suffered by Landlord either during or after the Lease term. These indemnifications by Landlord and Tenant include, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work, whether or not required by any federal, state or local governmental agency or political subdivision, because of Hazardous Material present in the Premises, or in soil or ground water on or under the Premises. Tenant shall immediately notify Landlord of any inquiry, investigation or notice that Tenant may receive from any third party regarding the actual or suspected presence of Hazardous Material on the Premises.

Without limiting the foregoing, if the presence of any Hazardous Material brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, results in any unlawful release of Hazardous Materials on the Premises or any other property, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Premises or any other property, to the condition existing prior to the release of any such Hazardous Material; provided that Landlord's approval of such actions shall first be obtained, which approval may be withheld at Landlord's sole discretion.

As used herein, the term "Hazardous Material" means any hazardous, dangerous, toxic or harmful substance, material or waste including biomedical waste which is or becomes regulated by any local governmental authority, the State of Washington or the United States Government, due to its potential harm to the health, safety or welfare of humans or the environment. The provisions of this Section 30 shall survive expiration or termination of this Lease.

32. **QUIET ENJOYMENT.** So long as Tenant pays the Rent and performs all of its obligations in this Lease, Tenant's possession of the Premises will not be disturbed by Landlord or anyone claiming by, through or under Landlord, or by the holders of any Landlord's Mortgage or any successor thereto.

33. **GENERAL.**

a. **Heirs and Assigns.** This Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

b. **Brokers' Fees.** Tenant represents and warrants to Landlord that it has not engaged any broker, finder or other person who would be entitled to any commission or fees for the negotiation, execution, or delivery of this Lease other than as disclosed elsewhere in this Lease. Tenant shall indemnify and hold Landlord harmless against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant. This subparagraph shall not apply to brokers with whom Landlord has an express written brokerage agreement.

c. **Entire Agreement.** This Lease contains all of the covenants and agreements between Landlord and Tenant relating to the Premises. No prior or contemporaneous agreements or understanding pertaining to the Lease shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

d. **Severability.** Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Lease.

e. **Force Majeure.** Time periods for either party's performance under any provisions of this Lease (excluding payment of Rent) shall be extended for periods of time during which the party's performance is prevented due to circumstances beyond such party's control, including without limitation, fires, floods, earthquakes, lockouts, strikes, embargoes, governmental regulations, acts of God, public enemy, war or other strife.

f. **Governing Law.** This Lease shall be governed by and construed in accordance with the laws of the State of Washington.

g. **Memorandum of Lease.** Except for the pages containing the Commission Agreement, the parties signatures and attached Exhibits A and B, this Lease shall not be recorded. However, Landlord and Tenant shall, at the other's request, execute and record a memorandum of Lease in recordable form that identifies Landlord and Tenant, the commencement and expiration dates of the Lease, and the legal description of the Premises as set forth on attached Exhibit B.

h. **Submission of Lease Form Not an Offer.** One party's submission of this Lease to the other for review shall not constitute an offer to lease the Premises. This Lease shall not become effective and binding upon Landlord and Tenant until it has been fully signed by both Landlord and Tenant.

i. **No Light, Air or View Easement.** Tenant has not been granted an easement or other right for light, air or view to or from the Premises. Any diminution or shutting off of light, air or view by any structure which may be erected on or adjacent to the Building shall in no way effect this Lease or the obligations of Tenant hereunder or impose any liability on Landlord.

j. **Authority of Parties.** Any individual signing this Lease on behalf of an entity represents and warrants to the other that such individual has authority to do so and, upon such individual's execution, that this Lease shall be binding upon and enforceable against the party on behalf of whom such individual is signing.

34. EXHIBITS AND RIDERS. The following exhibits and riders are made a part of this Lease:

Exhibit A Floor Plan Outline of the Premises
Exhibit B Legal Description
Exhibit C Tenant Improvement Schedule

CHECK THE BOX FOR ANY OF THE FOLLOWING THAT WILL APPLY. ANY RIDERS CHECKED SHALL BE EFFECTIVE ONLY UPON BEING INITIALED BY THE PARTIES AND ATTACHED TO THE LEASE. CAPITALIZED TERMS USED IN THE RIDERS SHALL HAVE THE MEANING GIVEN TO THEM IN THE LEASE.

☒ Rent Rider
☐ Retail Use Rider
☐ Arbitration Rider
☐ Limitation on Landlord's Liability Rider
☒ Guaranty of Tenant's Lease Obligations Rider
☐ Parking Rider
☐ Option to Extend Rider
☐ Rules and Regulations

35. AGENCY DISCLOSURE. At the signing of this Lease,

Landlord's Agent Michael George and Vince DeLuca of Colliers International
(Insert name of Licensee and Company name as licensed)

represented Landlord
(Insert Landlord, Tenant, both Landlord and Tenant, or neither Landlord nor Tenant)

and Tenant's Licensee None
(Insert name of Licensee and Company name as licensed)

represented Tenant.
(Insert Landlord, Tenant, both Landlord and Tenant, or neither Landlord nor Tenant)

If Tenant's Licensee and Landlord's Agent are different salespersons affiliated with the same Broker, then both Tenant and Landlord confirm their consent to that Broker acting as a dual agent. If Tenant's Licensee and Landlord's Agent are the same salesperson representing both parties, then both Landlord and Tenant confirm their consent to that salesperson and his/her Broker acting as dual

agents. If Tenant's Licensee, Landlord's Agent, or their Broker are dual agents, Landlord and Tenant consent to Tenant's Licensee, Landlord's Agent and their Broker being compensated based on a percentage of the rent or as otherwise disclosed on an attached addendum. Neither Tenant's Licensee, Landlord's Agent or their Broker are receiving compensation from more than one party to this transaction unless otherwise disclosed on an attached addendum, in which case Landlord and Tenant consent to such compensation. Landlord and Tenant confirm receipt of the pamphlet entitled "The Law of Real Estate Agency."

36. **COMMISSION AGREEMENT.** Landlord agrees to pay a commission to Landlord's Broker (identified in the Agency Disclosure paragraph above) as follows:

☐ $_____

☒ Five (5) % of the ~~gross~~ *BASE* rent payable pursuant to the Lease *FOR THE FIRST FIVE YEARS OF THE LEASE TERM AND TWO AND ONE-HALF PERCENT (2 ½ %) OF THE BASE RENT PAYABLE PURSUANT TO THE LEASE FOR THE SECOND FIVE YEARS OF THE LEASE TERM. FOR THE PURPOSES OF CALCULATING THE COMMISSION, THE FIRST FIVE YEARS OF THE LEASE TERM SHALL BE DEEMED TO BE THE FIVE CALENDAR YEARS COMMENCING ON THE FIRST DAY OF THE FIRST FULL MONTH FOR WHICH RENT IS PAYABLE.*

☐ $_____ per square foot of the premises

☐ Other _____.

Landlord's Broker ☒ shall ☐ shall not (**shall not if not filled in**) be entitled to a commission upon the extension by Tenant of the Lease term pursuant to any right reserved to Tenant under the Lease calculated ☒ as provided above or ☐ as follows _____ (if no box is checked, as provided above). Landlord's Broker ☒ shall ☐ shall not (**shall not if not filled in**) be entitled to a commission upon any expansion of Premises pursuant to any right reserved to Tenant under the Lease, calculated ☒ as provided above or ☐ as follows _____ (if no box is checked, as provided above).

Any commission shall be earned upon occupancy of the Premises by Tenant, and paid one-half upon execution of the Lease and one-half upon occupancy of the Premises by Tenant. Landlord's Broker shall pay to Tenant's Broker (identified in the Agency Disclosure paragraph above) the amount stated in a separate agreement between them or, if there is no agreement, $ N/A / _____% (complete only one) of any commission paid to Landlord's Broker, within five (5) days after receipt by Landlord's Broker.

If any other lease or sale is entered into between Landlord and Tenant pursuant to a right reserved to Tenant under the Lease, Landlord ☒ shall ☐ shall not (**shall not if not filled in**) pay an additional commission according to any commission agreement or, in the absence of one, according to the commission schedule of Landlord's Broker in effect as of the execution of this Lease. Landlord's successor shall be obligated to pay any unpaid commissions upon any transfer of this Lease and any such transfer shall not release the transferor from liability to pay such commissions.

37. **BROKER PROVISIONS**

LANDLORD'S AGENT, TENANT'S LICENSEE AND THEIR BROKERS HAVE MADE NO REPRESENTATIONS OR WARRANTIES CONCERNING THE PREMISES, THE MEANING OF THE TERMS AND CONDITIONS OF THIS LEASE, LANDLORD'S OR TENANT'S FINANCIAL STANDING, ZONING, COMPLIANCE OF THE PREMISES WITH APPLICABLE LAWS, SERVICE OR CAPACITY OF UTILITIES, OPERATING EXPENSES, OR HAZARDOUS MATERIALS. LANDLORD AND TENANT ARE EACH ADVISED TO SEEK INDEPENDENT LEGAL ADVICE ON THESE AND OTHER MATTERS ARISING UNDER THIS LEASE.

38. CONSENT

NOTWITHSTANDING ANYTHING IN THIS LEASE TO THE CONTRARY, ANY TIME LANDLORD'S CONSENT IS REQUIRED OR REQUESTED, LANDLORD SHALL NOT UNREASONABLY WITHHOLD, DELAY, OR CONDITION ITS CONSENT, AND ANY TIME LANDLORD IS PERMITTED OR REQUIRED TO EXERCISE ITS DISCRETION, LANDLORD SHALL ACT REASONABLY.

IN WITNESS WHEREOF this Lease has been executed the date and year first above written.

LANDLORD:	TENANT:
SOUTH END EQUITIES, L.L.C., A WASHINGTON LIMITED LIABILITY COMPANY	COMPLEAT SPORTSWEAR, INC. A WASHINGTON CORPORATION
LANDLORD:	TENANT:
	Matthew D. Mason
BY:	BY:
	President & CEO
ITS:	ITS:

CBA

LEASE AGREEMENT
(Multi-Tenant Form - Continued)

STATE OF WASHINGTON)
) ss.
COUNTY OF King)

I certify that I know or have satisfactory evidence that Ken Jones is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the ______________ of ______________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED: July 1, 2003.

(Seal or stamp)

LOUISE L. FLORESCA NOTARY PUBLIC STATE OF WASHINGTON COMMISSION EXPIRES 9-19-03

Printed Name: LOUISE FLORESCA
NOTARY PUBLIC in and for the State of Washington, residing at Seattle
My Commission expires: 9·19·03

STATE OF WASHINGTON)
) ss.
COUNTY OF King)

I certify that I know or have satisfactory evidence that Matthew Morgan is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the ______________ of ______________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED: July 1, 2003.

(Seal or stamp)

LOUISE L. FLORESCA NOTARY PUBLIC STATE OF WASHINGTON COMMISSION EXPIRES 9-19-03

Printed Name: LOUISE FLORESCA
NOTARY PUBLIC in and for the State of Washington, residing at Seattle
My Commission expires: 9·19·03

CBA

LEASE AGREEMENT
(Multi-Tenant Form - Continued)

STATE OF WASHINGTON)
) ss.
COUNTY OF ______________________________)

I certify that I know or have satisfactory evidence that ______________________________ is the person who appeared before me and said person acknowledged that ______________________________ signed this instrument, on oath stated that ____ was authorized to execute the instrument and acknowledged it as the ______________________________ of ______________________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED: ____________________, ________.

(Seal or stamp)

____

Printed Name: ______________________

NOTARY PUBLIC in and for the State of Washington, residing at ______________

My Commission expires: ______________

STATE OF WASHINGTON)
) ss.
COUNTY OF ______________________________)

I certify that I know or have satisfactory evidence that ______________________________ is the person who appeared before me and said person acknowledged that ______________________________ signed this instrument, on oath stated that ____ was authorized to execute the instrument and acknowledged it as the ______________________________ of ______________________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED: ____________________, ________.

(Seal or stamp)

____

Printed Name: ______________________

NOTARY PUBLIC in and for the State of Washington, residing at ______________

My Commission expires: ______________

EXHIBIT A

[Outline of the Premises]

PREMISES ARE INDICATED BY THE CROSS-HATCHING.


FIRST FLOOR


847 Rentable Square Feet Available
SECOND FLOOR

*FINAL LAYOUT AND SQUARE FOOT MEASUREMENTS SHALL BE DETERMINED DURING THE SPACE PLANNING AND DESIGN PROCESS. ONCE THE FINAL SQUARE FOOT MEASUREMENT IS DETERMINED, LANDLORD AND TENANT WILL EXECUTE A LEASE AMENDMENT THAT SHALL ESTABLISH THE AGREED TO AREA OF THE PREMISES.

CBA

LEASE AGREEMENT
(Multi-Tenant Form - Continued)

EXHIBIT C

[Tenant Improvement Schedule]

Tenant accepts the Premises in "As-is", "Where-is" condition. Tenant may complete additional Tenant Improvements at their expense. All Tenant Improvements shall be completed by a licensed and bonded contractor, which contractor must be approved in writing by Landlord prior to any Tenant Improvement work commencing. Landlord shall deliver the Premises to Tenant in "shell condition," including constructing a mezzanine floor. "Shell condition" shall include the following:

I. BASIC BUILDING IMPROVEMENTS PROVIDED BY LANDLORD.

(1) **Air Conditioning and Heating.** Landlord shall install the vertical distribution of the main heating, ventilation and air conditioning system (the "**HVAC System**") to each floor of the Premises to provide for the supply of conditioned air to and the removal of return air from the Premises.

(2) **Electrical Distribution System.** Electrical power service furnished to an electrical room ~~on each floor; 75 KVA per floor. Capacity in electrical distribution to provide 60 candlefoot plus 3 watts per square foot of 208/120. Ten percent (10%) spare AMP capacity on 480 volt at shell and core completion. Ten percent (10%) additional breaker space capacity at 480 volt and 208/120 at shell on core completion.~~

(3) **Telephone System.** Landlord shall provide means of access to a telephone room ~~on each floor on which the Premises are located.~~ All other communications or telephone equipment or services shall be considered Tenant Improvements pursuant to Paragraph II below.

(4) **Fire and Life Safety.** Landlord shall install fire detection equipment to the Building in accordance with the Uniform Fire Prevention Code, as well as fire prevention equipment, including sprinklers, in accordance with said fire prevention code for shell purposes only.

(5) **Plumbing.** Landlord shall furnish all plumbing lines and fixtures for lavatory facilities on each floor ~~per the Uniform Building Code of the City of Federal Way,~~ including handicap facilities.

(6) **Finishes.** Landlord shall provide the following:

1. Concrete floor slab which shall be flat and level within recognized industry standards and shall be left broom clean.

2. Exterior perimeter surfaces which are to receive interior finishes shall be furred and insulated per code.

~~3. Interior partitions around all vertical shafts, taped and sanded ready for paint.~~

4. Doors and hardware required by code at vertical shafts as exits from each floor.

Except as set forth above, all work, improvements, finishes and/or equipment required by Tenant and/or pursuant to the approved Plans for the Premises shall be considered Tenant Improvements pursuant to Paragraph II. below.

II. TENANT IMPROVEMENTS

Design and construction of all Improvements in the Premises beyond those listed in Section I of this Exhibit shall be provided at Tenant's expense.

CBA

RENT RIDER

Landlord and Tenant should complete only those provisions below which apply. Any provision below which is not completed shall not apply to the Lease.

1. **BASE MONTHLY RENT SCHEDULE.** Tenant shall pay Landlord base monthly rent during the Lease Term according to the following schedule:

Lease Year (Stated in Years or Months)	Base Monthly Rent Amount
Months 1 - 3	$0.00
Months 4 - 123	$20.00 per rentable square foot of office space and $8.00 per square foot of warehouse space

$11,667.00 per Month
EGL SBM

2. ~~**CONSUMER PRICE INDEX ADJUSTMENT ON BASE MONTHLY RENT.** The base monthly rent ☐ shall ☐ shall not (shall not if not filled in) be increased on the first day of the second Lease Year and on the first day of each Lease Year thereafter (except the Commencement Date and the first day of any extension term) in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (all items for the geographical Statistical Area in which the Premises is located on the basis of 1982-1984 equals 100) (the "Index"). The base monthly rent payable immediately prior to each adjustment date shall be increased by the percentage that the Index published for the date nearest preceding the adjustment date has increased over the Index published for the date nearest preceding the first day of the Lease Year from which the adjustment is being measured. Upon the calculation of each increase, Landlord shall notify Tenant of the new base monthly rent payable hereunder. Within twenty (20) days of the date of Landlord's notice, Tenant shall pay the deficiency in any Rent paid for a period following the subject adjustment date and shall thereafter pay the increased Rent until receiving the next notice of increase from Landlord. If the components of the Index are materially changed after the Commencement Date, or if the Index is discontinued during the Lease Term, Landlord shall notify Tenant of a substitute published index which, in Landlord's reasonable discretion, approximates the Index and use the substitute index to make subsequent adjustments.~~

Landlord's Initials:

Tenant's Initials: EGL

Landlord's Initials:

Tenant's Initials:

CBA Form LOR
Rev'd 12/99
Page 1 of 1

GUARANTY OF TENANT'S LEASE OBLIGATIONS RIDER

CBA Text Disclaimer: Text deleted by licensee indicated by strike.
New text inserted by licensee indicated by small capital letters.

The undersigned hereby unconditionally guarantee, jointly and severally, to SOUTHEND EQUITIES, L.L.C., A WASHINGTON LIMITED LIABILITY COMPANY, ("Landlord"), its successors and assigns, the full and prompt payment of Rent and any and all other sums and charges payable by COMPLEAT SPORTSWEAR, INC. A WASHINGTON CORPORATION ("Tenant"), its successors, assigns and subtenants, and the full performance and observance of all of the covenants, terms, conditions and agreements to be performed and observed by Tenant, its successors, subtenants and assigns pursuant to the terms of the Lease Agreement dated APRIL 15, 20 03 ,regarding the premises commonly known as PACIFIC GEORGETOWN CENTER, 6363 - 7TH AVENUE SOUTH, SUITE 200, SEATTLE, WASHINGTON (the "Lease").

This Guaranty is an absolute and unconditional guaranty of payment and performance by Tenant under the Lease. It shall be enforceable against the undersigned without the necessity of any suit or proceeding on the part of Landlord against Tenant or any other party.

Except for the right to receive such notice of default by Tenant, the undersigned waives any necessity of notice of nonpayment, nonperformance, or nonobservance by Tenant of any term or provision of the Lease. This Guaranty shall not be discharged by reason of any assignment, renewal, modification or extension of the Lease or waiver or forbearance by Landlord of any of its terms, notice of all of which the undersigned hereby waives. If Landlord is required to employ an attorney to enforce or declare its rights hereunder, the prevailing party in any such action shall be entitled to recover its attorneys' fees and costs from the nonprevailing party, in an amount to be determined by the court in any such action.

Dated: JUNE 24th, 20 03.

GUARANTORS
MATTHEW D. MASON, A SINGLE INDIVIDUAL

GUARANTORS
E. GLEN AND SHARON LORENZO LEIMBACHER, A MARRIED COUPLE

Landlord's Initials: Tenant's Initials: EGL

Landlord's Initials: Tenant's Initials: